                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 21, 2001

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

On March 21, 2001 Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended February 28, 2001. A copy of the press release containing such financial information is annexed as
Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated March 21, 2001 containing financial information for the first quarter ended February 28, 2001.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By:
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: March 21, 2001

                        MORGAN STANLEY DEAN WITTER & CO.
                                Financial Summary
                        (unaudited, dollars in millions)


                                                                   Quarter Ended                         Percentage Change From:
                                               ---------------------------------------------------    -----------------------------
                                                Feb 28, 2001       Feb 29, 2000      Nov 30, 2000      Feb 29, 2000   Nov 30, 2000
                                               --------------     --------------    --------------    -------------- --------------
Net revenues
      Securities                               $        4,737     $        5,880    $        3,973        (19%)          19%
      Asset Management                                    655                649               696          1%           (6%)
      Credit Services                                     993                899             1,000         10%           (1%)
                                               --------------     --------------    --------------
      Consolidated net revenues                $        6,385     $        7,428    $        5,669        (14%)          13%
                                               ==============     ==============    ==============

Net income
      Securities                               $          784     $        1,244    $          897        (37%)         (13%)
      Asset Management                                    149                160               164         (7%)          (9%)
      Credit Services                                     142                140               147          1%           (3%)
                                               --------------     --------------    --------------
      Income before cumulative effect of
              accounting change                         1,075              1,544             1,208        (30%)         (11%)
      Cumulative effect of
              accounting change (1)                       (59)                 0                 0          *             *
                                               --------------     --------------    --------------
      Consolidated net income                  $        1,016     $        1,544    $        1,208        (34%)         (16%)
                                               ==============     ==============    ==============
      Preferred stock dividend requirements    $            9     $            9    $            9         --            --
                                               ==============     ==============    ==============
      Earnings applicable to common shares     $        1,007     $        1,535    $        1,199        (34%)         (16%)
                                               ==============     ==============    ==============

Basic earnings per common share
      Income before cumulative effect of
              accounting change                $         0.98     $         1.40    $         1.10        (30%)         (11%)
      Cumulative effect of accounting change   $        (0.05)    $         0.00    $         0.00          *             *
      Net Income                               $         0.93     $         1.40    $         1.10        (34%)         (15%)

Diluted earnings per common share
      Income before cumulative effect of
              accounting change                $         0.94     $         1.34    $         1.06        (30%)         (11%)
      Cumulative effect of accounting change   $        (0.05)    $         0.00    $         0.00          *             *
      Net Income                               $         0.89     $         1.34    $         1.06        (34%)         (16%)

Average common shares outstanding
      Basic                                     1,089,270,364      1,093,904,751     1,089,728,519
      Diluted                                   1,134,150,225      1,146,854,036     1,135,358,763
Period end common shares outstanding            1,114,434,549      1,134,181,285     1,107,270,331

Return on common equity (2)                              22.5%              36.3%             26.5%

-------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2)    Excludes the cumulative effect of accounting change.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY DEAN WITTER & CO.
                    Consolidated Income Statement Information
                        (unaudited, dollars in millions)

                                                                 Quarter Ended                      Percentage Change From:
                                               ----------------------------------------------     --------------------------
                                               Feb 28, 2001      Feb 29, 2000    Nov 30, 2000     Feb 29, 2000  Nov 30, 2000
                                               ------------      ------------    ------------     ------------  ------------
Investment banking                               $    957          $ 1,335         $  1,131           (28%)        (15%)
Principal transactions:
      Trading                                       1,709            2,272              979           (25%)         75%
      Investments                                     (46)             431              (70)         (111%)         34%
Commissions                                           849              984              858           (14%)         (1%)
Fees:
      Asset management, distribution
        and administration                          1,074              984            1,101             9%          (2%)
      Merchant and cardmember                         446              449              450            (1%)         (1%)
      Servicing                                       427              287              390            49%           9%
Interest and dividends                              7,236            4,749            5,465            52%          32%
Other                                                 125               92              155            36%         (19%)
                                               ------------      ------------    ------------
      Total revenues                               12,777           11,583           10,459            10%          22%
Interest expense                                    6,179            3,932            4,582            57%          35%
Provision for consumer loan losses                    213              223              208            (4%)          2%
                                               ------------      ------------    ------------
      Net revenues                                  6,385            7,428            5,669           (14%)         13%
                                               ------------      ------------    ------------
Compensation and benefits                           2,851            3,408            1,775           (16%)         61%
Occupancy and equipment                               220              175              221            26%          --
Brokerage, clearing and exchange fees                 160              139              151            15%           6%
Information processing and communications             395              330              417            20%          (5%)
Marketing and business development                    499              471              576             6%         (13%)
Professional services                                 292              200              384            46%         (24%)
Other                                                 275              273              256             1%           7%
                                               ------------      ------------    ------------
      Total non-interest expenses                   4,692            4,996            3,780            (6%)         24%
                                               ------------      ------------    ------------
Income before income taxes and cumulative
        effect of accounting change                 1,693            2,432            1,889           (30%)        (10%)
Income tax expense                                    618              888              681           (30%)         (9%)
                                               ------------      ------------    ------------
Income before cumulative effect of
        accounting change                           1,075            1,544            1,208           (30%)        (11%)
Cumulative effect of
        accounting change (1)                         (59)               0                0             *            *
                                               ------------      ------------    ------------
Net income                                       $  1,016          $ 1,544         $  1,208           (34%)        (16%)
                                               ============      ============    ============
Preferred stock dividend requirements            $      9          $     9         $      9            --           --
                                               ============      ============    ============
Earnings applicable to common shares             $  1,007          $ 1,535         $  1,199           (34%)        (16%)
                                               ============      ============    ============
Compensation and benefits as a % of
        net revenues                                   45%              46%              31%

------------------------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY DEAN WITTER & CO.
                     Securities Income Statement Information
                        (unaudited, dollars in millions)

                                                               Quarter Ended                    Percentage Change From:
                                              --------------------------------------------    ---------------------------
                                              Feb 28, 2001    Feb 29, 2000    Nov 30, 2000    Feb 29, 2000   Nov 30, 2000
                                              ------------    ------------    ------------    ------------   ------------
Investment banking                            $       938     $     1,291     $     1,108           (27%)          (15%)
Principal transactions:
     Trading                                        1,709           2,272             979           (25%)           75%
     Investments                                      (46)            423            (103)         (111%)           55%
Commissions                                           839             973             849           (14%)           (1%)
Asset management, distribution and
        administration fees                           481             419             497            15%            (3%)
Interest and dividends                              6,539           3,991           4,734            64%            38%
Other                                                 114              85             149            34%           (23%)
                                              ------------    ------------    ------------
     Total revenues                                10,574           9,454           8,213            12%            29%
Interest expense                                    5,837           3,574           4,240            63%            38%
                                              ------------    ------------    ------------
     Net revenues                                   4,737           5,880           3,973           (19%)           19%
                                              ------------    ------------    ------------
Compensation and benefits                           2,445           3,045           1,398           (20%)           75%
Occupancy and equipment                               175             137             178            28%            (2%)
Brokerage, clearing and exchange fees                 117             102             104            15%            13%
Information processing and communications             255             208             275            23%            (7%)
Marketing and business development                    148             152             180            (3%)          (18%)
Professional services                                 215             138             293            56%           (27%)
Other                                                 168             167             147             1%            14%
                                              ------------    ------------    ------------
     Total non-interest expenses                    3,523           3,949           2,575           (11%)           37%
                                              ------------    ------------    ------------
Income before income taxes and cumulative
        effect of accounting change                 1,214           1,931           1,398           (37%)          (13%)
Income tax expense                                    430             687             501           (37%)          (14%)
                                              ------------    ------------    ------------
Income before cumulative effect of
        accounting change                             784           1,244             897           (37%)          (13%)
Cumulative effect of accounting
        change (1)                                    (46)              0               0             *              *
                                              ------------    ------------    ------------
Net income                                    $       738     $     1,244     $       897           (41%)          (18%)
                                              ============    ============    ============
Compensation and benefits as
        a % of net revenues                            52%             52%             35%
Non-compensation expenses as
        a % of net revenues                            23%             15%             30%
Profit margin (2)                                      17%             21%             23%

------------------------------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Asset Management Income Statement Information
                        (unaudited, dollars in millions)


                                                               Quarter Ended                   Percentage Change From:
                                                 -------------------------------------------  --------------------------
                                                 Feb 28, 2001   Feb 29, 2000   Nov 30, 2000   Feb 29, 2000  Nov 30, 2000
                                                 ------------   ------------   ------------   ------------  ------------
Investment banking                               $         19   $         44   $         23         (57%)         (17%)
Principal transactions:
     Investments                                            0              8             33            *             *
Commissions                                                10             11              9          (9%)          11%
Asset management, distribution and
       administration fees                                593            565            604           5%           (2%)
Interest and dividends                                     25             14             29          79%          (14%)
Other                                                      11              7              6          57%           83%
                                                 ------------   ------------   ------------
     Total revenues                                       658            649            704           1%           (7%)
Interest expense                                            3              0              8            *          (63%)
                                                 ------------   ------------   ------------
     Net revenues                                         655            649            696           1%           (6%)
                                                 ------------   ------------   ------------

Compensation and benefits                                 217            201            195           8%           11%
Occupancy and equipment                                    26             23             25          13%            4%
Brokerage, clearing and exchange fees                      43             37             47          16%           (9%)
Information processing and communications                  24             21             24          14%            --
Marketing and business development                         36             39             54          (8%)         (33%)
Professional services                                      28             22             38          27%          (26%)
Other                                                      33             34             39          (3%)         (15%)
                                                 ------------   ------------   ------------
     Total non-interest expenses                          407            377            422           8%           (4%)
                                                 ------------   ------------   ------------
Income before income taxes                                248            272            274          (9%)          (9%)
Income tax expense                                         99            112            110         (12%)         (10%)
                                                 ------------   ------------   ------------
Net income                                       $        149   $        160   $        164          (7%)          (9%)
                                                 ============   ============   ============

Compensation and benefits as a % of net revenues           33%            31%            28%
Non-compensation expenses as a % of net revenues           29%            27%            33%
Profit margin (1)                                          23%            25%            24%


-------------------------------------------------
(1)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)

                                                        Quarter Ended                   Percentage Change From:
                                           ----------------------------------------    --------------------------
                                           Feb 28, 2001  Feb 29, 2000  Nov 30, 2000    Feb 29, 2000  Nov 30, 2000
                                           ------------  ------------  ------------    ------------  ------------
Fees:
     Merchant and cardmember               $       446   $       449   $       450            (1%)          (1%)
     Servicing                                     427           287           390            49%            9%
                                           ------------  ------------  ------------
     Total non-interest revenues                   873           736           840            19%            4%

Interest revenue                                   672           744           702           (10%)          (4%)
Interest expense                                   339           358           334            (5%)           1%
                                           ------------  ------------  ------------
     Net interest income                           333           386           368           (14%)         (10%)

Provision for consumer loan losses                 213           223           208            (4%)           2%
                                           ------------  ------------  ------------
     Net credit income                             120           163           160           (26%)         (25%)
                                           ------------  ------------  ------------
     Net revenues                                  993           899         1,000            10%           (1%)
                                           ------------  ------------  ------------
Compensation and benefits                          189           162           182            17%            4%
Occupancy and equipment                             19            15            18            27%            6%
Information processing and communications          116           101           118            15%           (2%)
Marketing and business development                 315           280           342            13%           (8%)
Professional services                               49            40            53            23%           (8%)
Other                                               74            72            70             3%            6%
                                           ------------  ------------  ------------
     Total non-interest expenses                   762           670           783            14%           (3%)
                                           ------------  ------------  ------------
Income before income taxes and cumulative
       effect of accounting change                 231           229           217             1%            6%
Income tax expense                                  89            89            70             --           27%
                                           ------------  ------------  ------------
Income before cumulative effect of
       accounting change                           142           140           147             1%           (3%)
Cumulative effect of accounting
       change (1)                                 (13)             0             0             *             *
                                           ------------  ------------  ------------
Net income                                 $      129    $       140   $       147            (8%)         (12%)
                                           ===========   ============  ============
Compensation and benefits
       as a % of net revenues                      19%           18%            18%
Non-compensation expenses
       as a % of net revenues                      58%           57%            60%
Profit margin (2)                                  14%           16%            15%

-----------------------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)
                              (Managed loan basis)

                                                      Quarter Ended                  Percentage Change From:
                                        -----------------------------------------   --------------------------
                                        Feb 28, 2001   Feb 29, 2000  Nov 30, 2000   Feb 29, 2000  Nov 30, 2000
                                        ------------   ------------  ------------   ------------  ------------
Fees:
    Merchant and cardmember             $        629   $        591  $        604         6%            4%
    Servicing                                      0              0             0         --            --
                                        ------------   ------------  ------------
    Total non-interest revenues                  629            591           604         6%            4%

Interest revenue                               1,747          1,451         1,675        20%            4%
Interest expense                                 798            653           754        22%            6%
                                        ------------   ------------  ------------
    Net interest income                          949            798           921        19%            3%

Provision for consumer loan losses               585            490           525        19%           11%
                                        ------------   ------------  ------------
    Net credit income                            364            308           396        18%           (8%)

                                        ------------   ------------  ------------
    Net revenues                                 993            899         1,000        10%           (1%)
                                        ------------   ------------  ------------

Compensation and benefits                        189            162           182        17%            4%
Occupancy and equipment                           19             15            18        27%            6%
Information processing and communications        116            101           118        15%           (2%)
Marketing and business development               315            280           342        13%           (8%)
Professional services                             49             40            53        23%           (8%)
Other                                             74             72            70         3%            6%
                                        ------------   ------------  ------------
    Total non-interest expenses                  762            670           783        14%           (3%)
                                        ------------   ------------  ------------
Income before income taxes and cumulative
        effect of accounting change              231            229           217         1%            6%
Income tax expense                                89             89            70         --           27%
                                        ------------   ------------  ------------
Income before cumulative effect of
        accounting change                        142            140           147         1%           (3%)
Cumulative effect of
        accounting change (1)                    (13)             0             0          *             *
                                        ------------   ------------  ------------
Net income                              $        129   $        140  $        147        (8%)         (12%)
                                        ============   ============  ============

Compensation and benefits
        as a % of net revenues                    19%            18%           18%
Non-compensation expenses
        as a % of net revenues                    58%            57%           60%
Profit margin (2)                                 14%            16%           15%

----------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                                   (unaudited)


                                                               Quarter Ended                      Percentage Change From:
                                               -----------------------------------------------  --------------------------
                                                Feb 28, 2001    Feb 29, 2000    Nov 30, 2000    Feb 29, 2000  Nov 30, 2000
                                               --------------- ---------------  --------------  ------------- ------------
MSDW
Total assets (millions)                          $    450,000    $    408,000     $   427,000         10%          5%
Period end common shares outstanding            1,114,434,549   1,134,181,285   1,107,270,331         (2%)         1%
Book value per common share                      $      17.23    $      15.31     $     16.91         13%          2%
Shareholders' equity (millions) (1)              $     20,150    $     18,252     $    19,671         10%          2%
Total capital (millions) (2)                     $     51,249    $     43,540     $    49,637         18%          3%
Worldwide employees                                    63,708          56,058          62,679         14%          2%

SECURITIES ($ billions)

Individual Investor Group
     Global financial advisors                         14,108          13,072          13,910          8%          1%
     Total client assets                         $        650    $        698     $       662         (7%)        (2%)
     Fee-based client account assets (3)         $        143    $        132     $       145          8%         (2%)

Institutional Securities (4)
     Mergers and acquisitions
      announced transactions (5)
          MSDW global market volume              $      109.4    $      423.6     $   1,069.5
          Rank                                              1               1               2
     Worldwide equity and related issues (5)
          MSDW global market volume              $        7.9    $       13.1     $      59.3
          Rank                                              4               2               3

ASSET MANAGEMENT ($ billions)

Assets under management or supervision
Products offered primarily to individuals
     Mutual funds
          Equity                                 $         96    $        115    $        103        (17%)        (7%)
          Fixed income                                     46              51              46        (10%)         --
          Money markets                                    63              51              57         24%         11%
                                                 -------------   -------------   -------------
          Total mutual funds                              205             217             206         (6%)         --

     ICS Assets                                            31              27              31         15%          --
     Separate accounts, unit trust and
      other arrangements                                   73              80              78         (9%)        (6%)
                                                 -------------   -------------   -------------

     Sub-total Individual                                 309             324             315         (5%)        (2%)
                                                 -------------   -------------   -------------

Products offered primarily to institutional clients
     Mutual funds                                          36              36              35          --          3%
     Separate accounts, pooled vehicle and
      other arrangements                                  147             153             150         (4%)        (2%)
                                                 -------------   -------------   -------------

     Sub-total Institutional                              183             189             185         (3%)        (1%)
                                                 -------------   -------------   -------------

Total assets under management or supervision     $        492    $        513    $        500         (4%)        (2%)
                                                 =============   =============   =============

-------------------------------------------------
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)    Source: Thomson Financial Securities Data.
(5)    Information is year to date and stated on a calendar year basis.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                        (unaudited, dollars in millions)

                                                                 Quarter Ended                    Percentage Change From:
                                                 ---------------------------------------------- -----------------------------
                                                  Feb 28, 2001    Feb 29, 2000    Nov 30, 2000  Feb 29, 2000    Nov 30, 2000
                                                 -------------  --------------  --------------  ------------    ------------
CREDIT SERVICES

Owned credit card loans
     Period end                                  $      21,739  $       23,753  $       21,866           (8%)            (1%)
     Average                                     $      21,555  $       23,188  $       20,897           (7%)             3%

Managed credit card loans (1)
     Period end                                  $      49,493  $       41,985  $       47,123           18%              5%
     Average                                     $      49,273  $       41,019  $       45,825           20%              8%
     Interest yield                                     13.66%          13.35%          14.13%         31 bp          (47 bp)
     Interest spread                                     7.09%           7.01%           7.38%          8 bp          (29 bp)
     Net charge-off rate                                 4.79%           4.66%           4.57%         13 bp           22 bp
     Delinquency rate (over 30 days)                     6.34%           5.58%           5.92%         76 bp           42 bp

     Transaction volume (billions)               $        24.4  $         23.5  $         22.8            4%              7%
     Accounts (millions)                                  43.7            39.2            42.6           11%              3%
     Active accounts (millions)                           24.0            22.8            23.8            5%              1%
     Average receivables per average
      active account (actual $)                  $       2,050  $        1,816  $        1,960           13%              5%
     Securitization Gain                         $          25  $           22  $            1           14%              *

----------------------------------------------------------------------
(1)  Includes owned and securitized credit card loans.